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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                December 21, 2000
                Date of Report (Date of earliest event reported):




                                 SUPERGEN, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)




      Delaware                    0-27628                       91-1841574
      --------                    -------                       ----------
   (State or other              (Commission                   (IRS Employer
   jurisdiction of              File Number)                 Identification No.)
   incorporation)


           4140 Dublin Boulevard, Suite 200, Dublin, California        94568
           ----------------------------------------------------      ----------
               (Address of principal executive offices)             (Zip Code)





       Registrant's telephone number, including area code: (925) 560-0100



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ITEM 5.     OTHER EVENTS

     On December 21, 2000, we announced the following:

- The relocation of our corporate headquarters from San Ramon, California to Dublin, California.
- The promotions of Dr. Ashok Gore to vice-president of product development, Tim Enns to vice-president of marketing, and Robert Marshall to vice-president of sales.
- The rehiring of Frank Brenner, formerly a vice-president of the Company, as vice-president of national accounts.
- The resignations of Ron Spair, chief financial officer of the Company, and Ed Jacobs, executive vice president of commercial operations of the Company, both to accept positions with other companies.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

          99.1   Press release dated December 21, 2000

      ---------------------------







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUPERGEN, INC.



     Date:  January 3, 2001              By:  /s/ Dr. Joseph Rubinfeld
                                              ----------------------------

                                         Dr. Joseph Rubinfeld
                                         President and Chief Executive Officer








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                                  EXHIBIT INDEX

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

Exhibit No.        Description
-----------        -----------
99.1               Press release dated December 21, 2000.







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